Exhibit 99.1

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending November 30, 2006

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer.  The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge.  In some circumstances, certain expenses have been accrued.

12.04 (a)                   the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Principal
Class	Reduction
A-1AR Notes	$—
A-2AR Notes	—
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	4,740,000
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	6,325,000
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	9,673,000
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$20,738,000

12.04 (b)                   the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$13,883
A-2AR Notes	12,619
A-3AR Notes	206,111
B-1AR Notes	58,735
A-1L Notes	860,087
A-4AR Notes	130,542
A-5AR Notes	248,267
B-2AR Notes	33,289
A-2L Notes	1,653,548
A-3L Notes	3,362,589
A-6AR Notes	509,833
B-3AR Notes	107,743
A-4L Notes	2,410,699
A-5L Notes	2,464,679
A-6L Notes	3,550,459
B-4AR Notes	267,556
A-7L Notes	1,276,050
A-8L Notes	5,371,472
A-9L Notes	2,076,043
A-10L Notes	3,415,490
A-11L Notes	4,463,090
$32,492,784

12.04 (c)                   the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)                   the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,366,177,439

12.04 (e)                   the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$1,700,000
A-2AR Notes	2,500,000
A-3AR Notes	50,000,000
B-1AR Notes	14,000,000
A-1L Notes	55,150,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	110,300,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	160,354,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,444,604,000

12.04 (f)                     the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	5.250%
A-2AR Notes	5.190%
A-3AR Notes	5.300%
B-1AR Notes	5.400%
A-1L Notes	5.470%
A-4AR Notes	5.250%
A-5AR Notes	5.310%
B-2AR Notes	5.420%
A-2L Notes	5.400%
A-3L Notes	5.450%
A-6AR Notes	5.250%
B-3AR Notes	5.450%
A-4L Notes	5.400%
A-5L Notes	5.490%
A-6L Notes	5.520%
B-4AR Notes	5.400%
A-7L Notes	5.400%
A-8L Notes	5.500%
A-9L Notes	5.530%
A-10L Notes	5.560%
A-11L Notes	5.600%

12.04 (g)                  the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	226,812

12.04 (h)                  the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	49,039
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i)                     the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$16,254,370	5,051,506	21,305,876

Of the total amount recovered above, $1,261,526.85 was in-transit as of 11-30-06, and was received in early December.

12.04 (j)                     the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$19,429,401	—

Acquisition Fund:

12.04 (k)                 the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$—
Total	$—

12.04 (l)                     the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$136,986

12.04 (m)               the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n)                  the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)                   the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	1,191	$31,380,390
31 - 60 days	2,339	59,464,574
61 - 90 days	945	24,642,406
91 - 120 days	334	12,395,070
Over 120 days	980	32,916,348
Claims filed	304	8,027,635
	6,093	$168,826,423

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p)                   the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$31,782,605	$350,967	$32,133,572
Reserve Fund	19,429,401	86,096	19,515,496
Acquisition Fund	16,214,445	71,287	16,285,732
Redemption Fund	19,104,232	10,311	19,114,543
Student Loan Receivable	2,366,177,439	23,672,902	2,389,850,341
Total	$2,452,708,121	$24,191,563	$2,476,899,684

Class	Balance	Accrued Interest	Total
A-1AR Notes	$1,700,000	$489	$1,700,489
A-2AR Notes	2,500,000	711	2,500,711
A-3AR Notes	50,000,000	152,466	50,152,466
B-1AR Notes	14,000,000	47,638	14,047,638
A-1L Notes	55,150,000	29,905	55,179,905
A-4AR Notes	32,000,000	13,808	32,013,808
A-5AR Notes	60,000,000	148,389	60,148,389
B-2AR Notes	8,000,000	11,879	8,011,879
A-2L Notes	110,300,000	53,573	110,353,573
A-3L Notes	235,000,000	105,267	235,105,267
A-6AR Notes	100,000,000	14,384	100,014,384
B-3AR Notes	25,000,000	29,863	25,029,863
A-4L Notes	160,354,000	71,171	160,425,171
A-5L Notes	171,000,000	77,161	171,077,161
A-6L Notes	245,000,000	111,156	245,111,156
B-4AR Notes	32,000,000	9,468	32,009,468
A-7L Notes	90,000,000	39,945	90,039,945
A-8L Notes	372,000,000	168,164	372,168,164
A-9L Notes	143,000,000	64,996	143,064,996
A-10L Notes	234,000,000	106,935	234,106,935
A-11L Notes	303,600,000	139,739	303,739,739
	$2,444,604,000	$1,397,109	$2,446,001,109

12.04 (q)                   the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,925	238,847,783	10.09%
Financed Student Loans in deferment	9,892	411,020,280	17.37%